UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

                         FEBRUARY 18, 2000
         Date of report (Date of earliest event reported)

              CONSOLIDATED GROWERS AND PROCESSORS, INC.
     (Exact name of registrant as specified in its charter)


DELAWARE                        0001043839                  77-0462311
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or                                         Identification
organization)                                               Number)


                       6350 Laurel Canyon Boulevard
                                Suite 406
                   North Hollywood, California  91606

                             (818) 752-9990
          (Registrant's telephone number, including area code)


Item 3.     BANKRUPTCY OR RECEIVERSHIP

On March 7, 2000, Consolidated Growers and Processors, Inc. (the "Company") filed a voluntary petition commencing a case under Chapter 7 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Central District of California. The case is being administered under the case name
IN RE: CONSOLIDATED GROWERS AND PROCESSORS, INC., et. al., Case No. SV00-12280GM. A copy of the voluntary petition for Consolidated Growers and Processors, Inc. is filed as Exhibit 2.1 herewith and incorporated herein by reference. The honorable G. Mund, United States District Judge, will preside over the case.


Item 5.     OTHER EVENTS

     Mr. Hansjorg Spoerri has resigned from Consolidated Growers and Processors, Inc.'s Board of Directors effective February 18, 2000.

	    Mr. Werner Thelen has resigned from Consolidated Growers and Processors, Inc.'s Board of Directors effective February 18, 2000.

	    Mr. Alan Cade has resigned from Consolidated Growers and Processors, Inc.'s Board of Directors effective February 18, 2000.


Item 7.     EXHIBITS

     2.1    Voluntary Petition filed on March 7, 2000,
            IN RE: CONSOLIDATED GROWERS AND PROCESSORS, INC.,
            Case No. SV00-12280GM.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 21, 2000      Consolidated Growers and Processors, Inc.

                              /s/ SUSAN M. BRANA
                              Name: Susan M. Brana
                              Title: President